Exhibit 10.22

API DEVELOPMENT AGREEMENT

This API DEVELOPMENT AGREEMENT (this “Agreement”) is entered into as of July 12, 2012 (the “Effective Date”) by and between Aratana Therapeutics Inc., a Delaware corporation (“Aratana”) and RaQualia Pharma Inc., a Japanese corporation (“RaQualia”). Aratana and RaQualia are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties have entered into that certain Exclusive IP License Agreement for RQ-00000007 dated December 27, 2010, as amended on July 12, 2012 (the “License Agreement”), pursuant to which RaQualia granted Aratana an exclusive, worldwide license to RQ-00000007 Technology for animal use only (as that term is defined in the License Agreement);

WHEREAS, Aratana desires to develop the API (as defined below) and obtain the API Information (as defined below) for animal use as licensed by RaQualia under the License Agreement.

WHEREAS, RaQualia desires to have Aratana develop the API and obtain the API Information for human use for RaQualia and a third party designated by RaQualia; and

WHEREAS, the Parties now agree that Aratana will develop the API and obtain the API Information not only for animal use to be exploited by Aratana but also for human use to be exploited by RaQualia or a third party designated by RaQualia pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the terms and provisions set forth herein and other valuable and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

AGREEMENT

Article 1

Definitions

1.1.	“Act” means the Federal Food and Drug Cosmetic Act of the United States of America, United States Code Title 21, Chapter I, as amended, and the regulations and guidelines promulgated thereunder from time to time, or any applicable European Union counterpart thereof.

1.2.	“Affiliate” of a Party means any Person, which controls, is controlled by, or is under common control with such Party, where “control” means ownership of fifty percent (50%) or more of the outstanding voting securities.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.3.	“Applicable Laws” means the applicable, federal, state and local laws, and regulations applicable to this Agreement, including, without limitation, the Act.

1.4.	“API” means the active pharmaceutical ingredient of the RQ-00000007 Technology, also known as AT-001.

1.5.	“API Information” means all data, quality control information, manufacturing processes, drug manufacturing file (“DMF”), chemistry, manufacturing and controls (“CMC”) packages, and all other material and information reasonably needed by a third party manufacturer to manufacture commercially suitable API.

1.6.	“cGMPs” means current Good Manufacturing Practices as established by the FDA Standards as promulgated under and in accordance with the Act, Title 21 of the U.S. Code of Federal Regulations, Parts 210, 211, as each may be amended from time to time, or any successors thereto, or any applicable European Union counterpart thereof.

1.7.	“CMC Technical Section” means a phrased review component of the Investigational New Animal Drug Application (NADA) which includes CMC of an API and a drug product based on the API reviewed by the Center for Veterinary Medicine’s Division of Manufacturing. Approval of CMC Technical Section is required to gain NADA approval.

1.8.	“Confidential Information” means, with respect to any party (the “Disclosing Party”), any information relating to the Disclosing Party or the Disclosing Party’s business (including, but not limited to, technical information, research, personnel, financial, marketing, strategic or other information, and, in the case of Aratana, the API Information, API, and Samples) that is disclosed in writing to the other party (“Receiving Party”) in the course of the Parties’ negotiation of or performance under this Agreement (it being understood that if any information is disclosed verbally, in order for that information to be considered Confidential Information, the Disclosing Party must notify the Receiving Party in writing that the information is Confidential Information within [***] days after disclosure or must be disclosed under circumstances such that the Receiving Party knows or reasonably should know such information is to be considered Confidential Information), but shall not include information that the Receiving Party can prove: (a) the Receiving Party knew, owned or controlled prior to receipt from the Disclosing Party as shown by written records; (b) is or becomes public through no fault of the Receiving Party or any Affiliate thereof; (c) is developed by the Receiving Party independent of any disclosure from the Disclosing Party; or (d) the Receiving Party obtains from a third party not under a confidentiality obligation to the Disclosing Party.

1.9.	“FDA” means the United States Food & Drug Administration, or any successor thereto.

1.10.	“Governmental Authority” means any federal, state, local or foreign governmental authority, agency or other body having jurisdiction over a Party.

1.11.	“Intellectual Property Rights” means patent rights, copyrights, database rights, trademark rights, trade secret rights, and any and all other intellectual property rights available under any applicable laws

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.12.	“Person” means any natural person, corporation, partnership, limited liability company, joint venture, trust, proprietorship, or other entity or organization.

1.13.	“Samples” means samples of the API obtained during the development of the API.

1.14.	“Specifications” is defined in Section 2.1.

Article 2

Development, Ownership, and Licensing of API

2.1.	Specification. The specifications for the API to be developed and manufactured by Aratana pursuant to this Agreement are provided in Exhibit A hereto. (the “Specifications”).

2.2.	API Development. Aratana will use commercially reasonable efforts to develop and establish a manufacturing process for the API that is cGMP compliant and fully characterized and substantially conforms to the Specifications. The target date for completion is no later than [***], provided that Aratana could be delayed due to causes beyond Aratana’s reasonable control. In case that Aratana finds the causes of delay, Aratana should promptly notify RaQualia the causes and the Parties will negotiate and set the next target date. Aratana anticipates all development of the API will take place at Cambridge Major Laboratories (“CML”) and will be performed as generally described in [***] attached hereto as Exhibit B.

2.3.	Ownership of API. Aratana will exclusively own all right, title, and interest in and to the API and to all Samples and API Information created, conceived, developed, made, or otherwise obtained in the course of development of the API, including all Intellectual Property Rights therein.

2.4.	API License. Subject to the terms and conditions of this Agreement, including payment to Aratana of the amount set forth in Section 5.1 hereof, upon completion of the development of the API as set forth in Section 2.2 hereof, Aratana will grant RaQualia a limited, non-exclusive right and license to use any Samples and API Information provided by Aratana to RaQualia solely for: (a) conducting research and development; (b) filing applications for regulatory approval; and (c) manufacturing and commercializing drugs incorporating the API for human use only. RaQualia may sublicense the rights granted herein solely in conjunction with licensing RQ-0000007 Technology to a third party for human use only and may transfer the rights granted herein solely in conjunction with transferring RQ-0000007 Technology to a third party for human use only. RaQualia covenants and agrees that this license will not permit the Samples, API Information, or API to be used for the manufacture or commercialization of drugs for use in the animal field.

Article 3

Supply of API

3.1.	Sample API. Upon completion of the development of the API (the “Completion Date”), Aratana will supply RaQualia up to [***] of API [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2.	Supply of API after the Completion Date. With respect to the API which will be manufactured after the Completion Date, the Parties agree to negotiate in good faith an API Supply Agreement based on the form attached hereto as Exhibit C (the “Supply Agreement”), provided that Aratana has no obligation to supply to RaQualia the API manufactured after the Completion Date unless and until the Parties have entered into the Supply Agreement. In addition, the Parties agree that all of the provisions in Exhibit C are negotiable and modifiable under such negotiation provided hereof.

3.3.	Other Suppliers. RaQualia and its licensees may use any third party manufacturer, other than Aratana’s contracted supplier (i.e., CML) to manufacture the API on behalf of RaQualia and/or its licensees, and upon RaQualia’s request, Aratana shall provide RaQualia and RaQualia’s other licensees in the field of human health (“Other Licensees”) with copies of all API Information and applicable Samples necessary for the manufacture of the API. Notwithstanding the foregoing, RaQualia and its licensees may use Aratana’s contracted supplier in the event RaQualia terminates this Agreement under Section 8.3 or 8.4 or the Supply Agreement under Section 7.3 or 7.4.

Article 4

Quality Control

4.1.	Compliance. Aratana represents and warrants that the Sample API supplied to RaQualia pursuant to Section 3.1 hereof shall be manufactured, stored and supplied by Aratana in accordance with applicable cGMPs and shall substantially meet the Specifications. In the event Aratana is in breach of a representation or warranty set forth in this Section 4.1, then, as RaQualia’s sole and exclusive remedy, Aratana will, replace, free of charge, the API subject to the breach.

4.2.	Changes to Specifications. Any change to Specifications shall require each Party’s mutual agreement, to be negotiated in good faith between the Parties. The Parties will report any change as required by the FDA and/or any applicable Governmental Authority. Aratana shall have at least [***] months from date of the Parties’ agreement to implement such changes to the Specifications. If any such change will result in an increase or decrease in the manufacturing costs, timing, or requirements of the API, the Parties shall negotiate in good faith and agree upon corresponding adjustments in this Agreement.

4.3.	Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 4.1, ARATANA GIVES NO WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SAMPLES, THE API INFORMATION, THE API, OR THE MANUFACTURE THEREOF. EXCEPT AS PROVIDED IN SECTION 4.1, THE SAMPLES, THE API INFORMATION, AND THE API ARE PROVIDED “AS IS.” ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS, ARE EXPRESSLY DISCLAIMED.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.4.	LIMITATION OF LIABILITY. EXCEPT FOR BREACH OF ARTICLE 6 OR ARISING OUT OF A PARTY’S INDEMNIFICATION OBLIGATIONS, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING ANY LOST DATA AND LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT, THE API, THE SAMPLES, OR THE API INFORMATION. ARATANA’S TOTAL CUMULATIVE LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE API, THE SAMPLES, AND API INFORMATION, WHETHER IN CONTRACT OR TORT OR OTHERWISE, WILL NOT EXCEED THE TOTAL AMOUNT OF FEES PAID BY RAQUALIA UNDER THIS AGREEMENT.

Article 5

Purchase Price/Payment

5.1.	API Development Cost. To offset some of the costs incurred by and to be incurred by Aratana to develop a cGMP compliant and fully characterized API that is sufficient for use in FDA monitored studies to prove safety and efficacy in Aratana’s target specifies, RaQualia will pay Aratana (USD) $1.6 million as follows:

a)	(USD) $800,000 due upon the execution of this Agreement; and

b)	(USD) $800,000 due upon the delivery of [***] of the API that (i) is cGMP compliant, (ii) substantially meets the Specifications, and (iii) conforms to International Conference on Harmonisation (ICH) guidelines for new drug substances. The API will be suitable for use in human clinical trials, but not necessarily for commercialization. Within [***] business days after receiving the API, RaQualia must send to Aratana a written notice of acceptance or rejection of the API, and if RaQualia is rejecting the API, RaQualia must describe in writing in detail the basis for the rejection. Failure to provide such notice within such period or any use of the API other than for purposes of determining acceptance or rejection will be deemed acceptance of the API by RaQualia. Upon receiving a written notice of acceptance from RaQualia, Aratana will send an invoice to RaQualia.

RaQualia will make all payments due under Section 5.1 within [***] days of the receipt of the invoice.

Article 6

Confidentiality

During the terms of this Agreement and for a period of [***] years following the termination or expiration of this Agreement, each Party shall hold in confidence and use only in furtherance of its rights and obligations under this Agreement all Confidential Information that it acquires from the other Party pursuant to this Agreement, unless (a) the Disclosing Party consents to the Receiving Party’s disclosure or use, or (b) disclosure of the Disclosing Party’s Confidential

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Information by the Receiving Party is required by order of any Governmental Authority, in which event the Receiving Party will notify the Disclosing Party of that order as soon as practicable, shall use reasonable efforts (at the Disclosing Party’s expense) to obtain a protective order covering the Confidential Information and shall disclose only such Confidential Information that its legal counsel determines is legally required. Each Party shall make Confidential Information that it acquires from the other Party pursuant to this Agreement available only to those of its Affiliates, directors, officers, employees, consultants, advisors or representatives who need to have access thereto for the purposes of this Agreement and who are bound by an obligation of confidentiality consistent with the provisions herein.

Article 7

Indemnification

7.1.	By Aratana. Aratana will defend, indemnify, and hold RaQualia, its Affiliates, and their directors, officers, employees, and agents harmless from and against any and all claims, losses, liabilities, damages, costs, and expenses (including attorneys’ fees, expert witness fees, and court costs) directly or indirectly arising from or relating to any negligence, willful misconduct, or violation of Applicable Laws by Aratana or its directors, officers, employees, or agents in the performance of this Agreement or in connection with the development of the API.

7.2.	By RaQualia. RaQualia will defend, indemnify, and hold Aratana, Aratana’s Affiliates, and their directors, officers, employees, and agents harmless from and against any and all claims, losses, liabilities, damages, costs, and expenses (including attorneys’ fees, expert witness fees, and court costs) directly or indirectly arising from or relating to (i) any claims based on the use of any API, API Information, or products incorporating the API Information by RaQualia, its licensees, its manufacturers, its distributors, or any of their customers, or (ii) any negligence, willful misconduct, or violation of Applicable Laws by RaQualia or its directors, officers, employees, or agents in the performance of this Agreement or in connection with the use of the API, API Information, or products incorporating the API.

7.3.	Indemnity Conditions. A Party’s obligation to indemnify as provided in this Agreement is conditioned upon the indemnified Party promptly notifying the indemnifying Party in writing within a reasonable period of time of any and all claims for which the indemnified Party is entitled to indemnification, giving the indemnifying Party sole control of the defense thereof and any related settlement negotiations, and indemnified Party cooperating and, at indemnifying Party’s request and expense, assisting in such defense. The indemnified Party may participate in the defense of the claim at its own expense with counsel of its own choosing. The indemnifying Party may not settle any such claim without the indemnified Party’s prior written consent.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 8

Effective Date, Term and Termination

8.1.	Term. This Agreement shall commence on the Effective Date and, unless terminated earlier as provided below, shall continue in full force and effect until Aratana has obtained FDA approval of a CMC Technical Section.

8.2.	Termination by Aratana for Material Breach. Aratana may terminate this Agreement for a material breach by RaQualia if RaQualia fails to cure any such breach within [***] days (or within [***] days in the event of failure to pay any amounts owed by RaQualia hereunder) after receipt of written notice from Aratana or any of its Affiliates, specifying such breach.

8.3.	Termination by RaQualia for Material Breach. RaQualia may terminate this Agreement for a material breach of this Agreement by Aratana if Aratana fails to cure any such breach within [***] days after receipt of written notice from RaQualia specifying such breach.

8.4.	Termination for Cause. This Agreement may further be terminated for cause at any time prior to its expiration for the following reasons: (a) by either Party, if a petition in bankruptcy with respect to the other Party is filed or if such other Party is liquidated or if a trustee is appointed, provided that in an involuntary bankruptcy proceeding, such right of termination shall only become effective if the proceeding is not dismissed within [***] days of the filing; or (b) by either Party, upon a termination or expiration of the License Agreement.

8.5.	Termination for FDA Governmental Action. If any FDA governmental action occurs which prevents Aratana from developing and supplying the API as required under this Agreement (“FDA Governmental Action”), then Aratana and RaQualia will work together to establish a plan of action for handling the particular FDA Governmental Action. If the Parties are unable to agree on such a plan of action, then either Party may terminate this Agreement upon reasonable written notice to the other Party, not less than [***] days.

8.6.

Effect of Termination. In the event this Agreement is terminated for cause by Aratana pursuant to Sections 8.2 or 8.4(a), then all licenses granted by Aratana to RaQualia under this Agreement will be revoked and RaQualia will cease all further use of the API Information. Otherwise, in the event this Agreement expires or is terminated pursuant to Section 8.4(b) or 8.5 or terminated by RaQualia pursuant to Section 8.3 or 8.4(a), RaQualia’s license as set forth in Section 2.4 shall survive termination or expiration of this Agreement, provided that the license set forth in Section 2.4 shall immediately terminate in the event RaQualia is in breach of Section 2.4 or any other term or condition of this Agreement that survives termination or expiration and fails to cure such breach within [***] days of receiving written notice thereof. For avoidance of doubt, after termination or expiration of this Agreement, RaQualia may use any Samples and API Information provided by Aratana for (a) conducting research and development; (b) filing applications for regulatory approval; and (c) manufacturing and commercializing drugs

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

incorporating the API for human use, if the license granted under Section 2.4 is to survive as stated in this Section 8.6. In addition, the Parties agree that if this Agreement is terminated prior to the Completion Date, the Supply Agreement will automatically terminate.

8.7.	Transfer of Ownership. In the event Aratana ceases the development of the API or RQ-00000007 Technology for any reason either directly or through an assignee, successor, or licensee, and if requested by RaQualia, Aratana will negotiate with RaQualia in good faith the terms (including payment of applicable fees) under which Aratana would transfer to RaQualia all ownership in the API as provided for in Section 2.4, any remaining Samples and the API, provided that under no circumstance does Aratana have any obligation to transfer such ownership to RaQualia.

8.8.	Survival. Upon termination or expiration of this Agreement, Sections 2.3, 2.4 (solely as stated in Section 8.6), 4.1, 4.3, 4.4, 5.1, and 8.6 and Articles 1, 3, 6, 7, and 9 will survive.

Article 9

General

9.1.	Notice. Any notice, approval, authorization, consent, or other communication required or permitted to be delivered to either Party under this Agreement must be in writing and will be deemed properly delivered, given, and received (i) when delivered by hand, or (ii) three (3) business days after delivery by international courier or express delivery service (return receipt requested). All notices shall be sent to address set forth below (or to such other address as may be designated by a Party by giving written notice to the other party pursuant to this Section 9.1):

If to RaQualia to: RaQualia Pharma, Inc. 5-2 Taketoyo, Aichi 470-2341 Japan Attention: President Phone No.: 89 904 790 3811	If to Aratana, to: Aratana Therapeutics Inc. 1901 Olathe Boulevard Kansas City, KS 66103 USA Attention: President & COO Phone No.: 913-951-2132

9.2.

Governing Law; Arbitration. This Agreement will be construed in accordance with and governed in all respects by the laws of the State of New York, USA. Any dispute, controversy or claim arising out of or in connection with this Agreement, or breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the commercial arbitration rules of the International Chamber of Commerce (“ICC”). The arbitral tribunal shall be composed of three arbitrators, one to be appointed by Aratana and one to be appointed by RaQualia and the chairman to be appointed by the two arbitrators. If the two aforementioned Parties have not appointed their arbitrators within [***] weeks from the request of the other Party, or the two arbitrators have not agreed on the chairman within three weeks after their appointment, the ICC shall appoint the arbitrator or the chairman, as the case may be. In the event arbitration is requested by

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

RaQualia, the place of arbitration shall be [***]; in the event arbitration is requested by Aratana, the place of arbitration shall be [***]. The arbitration proceedings will be conducted in English. The results of the arbitration procedure will be considered Confidential Information of the Parties. Any arbitration decision rendered will be final and binding, and judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding this Section, neither Party will be required to arbitrate any dispute or controversy relating to any actual or threatened unauthorized use or disclosure of its intellectual property or confidential information.

9.3.	Assignment. Neither Party may assign or transfer this Agreement or any of its rights hereunder without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may assign this entire Agreement or any of its rights hereunder, upon notice to the other Party but without such other Party’s consent, (i) to any of the assigning Party’s Affiliates; and (ii) to a third party in connection with a merger, change in control, or sale of all or substantially all of the assets or business of the assigning Party pertaining to this Agreement. This Agreement will be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

9.4.	Waiver. All waivers must be in writing and signed by an authorized representative of the Party to be charged. Any waiver or failure to enforce any provision of this Agreement on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion.

9.5.	Severability. If any provision of this Agreement is unenforceable, such provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions will continue in full force and effect.

9.6.	Independent Contractors. This Agreement is not intended to establish any partnership, joint venture, employment, or other relationship between the Parties except that of independent contractors.

9.7.	Construction. The section headings in this Agreement are for convenience of reference only, will not be deemed to be a part of this Agreement, and will not be referred to in connection with the construction or interpretation of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.” All references in this Agreement to “Sections” are intended to refer to Sections of this Agreement.

9.8.	Counterparts. This Agreement may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.9.	English Language. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, an all written, electronic, or other communications between the parties regarding this Agreement shall be in the English language

9.10.	Entire Agreement. This Agreement sets forth the entire understanding of the Parties relating to the subject matter hereof and supersedes all prior agreements and understandings between the Parties relating to the subject matter hereof. This Agreement may not be amended, modified, altered, or supplemented other than by means of a written instrument duly executed and delivered on behalf of both Parties.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

RaQualia Pharma, Inc.		Aratana Therapeutics, Inc.

By:	/s/ Atsushi Nagahisa	By:	/s/ David K. Rosen
Name:	Atsushi Nagahisa	Name:	David K. Rosen
Title:	President & CEO	Title:	President & COO
Date:	July 23, 2012	Date:	12 July 12

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A – SPECIFICATION OF RQ-00000007

TEST DESCRIPTION	METHOD	COMPONENTS	ACCEPTANCE CRITERIA
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Note 1: [***]

Note 2: [***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B - CML PROPOSAL

[***]

[A total of 13 pages have been redacted from this Exhibit B.]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C - API SUPPLY AGREEMENT

This API SUPPLY AGREEMENT (this “Agreement”) is entered into as of             (the “Effective Date”) by and between Aratana Therapeutics Inc., a Delaware corporation (“Aratana”) and RaQualia Pharma Inc., a Japanese corporation (“RaQualia”). Aratana and RaQualia are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties have entered into that certain API Development Agreement dated July 12, 2012 (the “Development Agreement”), pursuant to which Aratana carried out development of the API (as defined in the Development Agreement); and

WHEREAS, the Parties now desire for Aratana to supply the API to RaQualia pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the terms and provisions set forth herein and other valuable and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

AGREEMENT

Article 1

Definitions

1.1	“Act” means the Federal Food and Drug Cosmetic Act of the United States of America, United States Code Title 21, Chapter I, as amended, and the regulations and guidelines promulgated thereunder from time to time, or any applicable European Union counterpart thereof.

1.2	“Affiliate” of a Party means any Person, which controls, is controlled by, or is under common control with such Party, where “control” means ownership of fifty percent (50%) or more of the outstanding voting securities.

1.3	“Applicable Laws” means the applicable, federal, state and local laws, and regulations applicable to this Agreement, including, without limitation, the Act.

1.4	“API” means the active pharmaceutical ingredient of the RQ-00000007 Technology, also known as AT-001.

1.5	“API Information” means all data, quality control information, manufacturing processes, drug manufacturing file (“DMF”), chemistry, manufacturing and controls (“CMC”) packages, and all other material and information reasonably needed by a third party manufacturer to manufacture commercially suitable API.

1.6	“cGMPs” means current Good Manufacturing Practices as established by the FDA Standards as promulgated under and in accordance with the Act, Title 21 of the U.S. Code of Federal Regulations, Parts 210, 211, as each may be amended from time to time, or any successors thereto, or any applicable European Union counterpart thereof.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.7	“Confidential Information” means, with respect to any party (the “Disclosing Party”), any information relating to the. Disclosing Party or the Disclosing Party’s business (including, but not limited to, technical information, research, personnel, financial, marketing, strategic or other information, and, in the case of Aratana, the API Information, API, and Samples) that is disclosed in writing to the other party (“Receiving Party”) in the course of the parties’ negotiation of or performance under this Agreement (it being understood that if any information is disclosed verbally, in order for that information to be considered Confidential Information, the Disclosing Party must notify the Receiving Party in writing that the information is Confidential Information within [***] days after disclosure or must be disclosed under circumstances such that the Receiving Party knows or reasonably should know such information is to be considered Confidential Information), but shall not include information that the Receiving Party can prove: (a) the Receiving Party knew, owned or controlled prior to receipt from the Disclosing Party; (b) is or becomes public through no fault of the Receiving Party or any Affiliate thereof; (c) is developed by the Receiving Party independent of any disclosure from the Disclosing Party; or (d) the Receiving Party obtains from a third party not under a confidentiality obligation to the Disclosing Party.

1.8	“FDA” means the United States Food & Drug Administration, or any successor thereto.

1.9	“Governmental Authority” means any federal, state, local or foreign governmental authority, agency or other body having jurisdiction over a Party.

1.10	“Intellectual Property Rights” means patent rights, copyrights, database rights, trademark rights, trade secret rights, and any and all other intellectual property rights available under any applicable laws

1.11	“Person” means any natural person, corporation, partnership, limited liability company, joint venture, trust, proprietorship, or other entity or organization.

1.12	“Specifications” means specifications mutually agreed to by the Parties for the API and the manufacture thereof for use in human drug development and commercial application.

Article 2

Commercial Supply of API

2.1	Minimum Supply of API. Aratana agrees to sell RaQualia the API pursuant to the terms and conditions of this Agreement. During the term of this Agreement, RaQualia shall purchase at least [X] [***] of API per contract year at a price of $[X] per [***]. In the event RaQualia fails to submit purchase orders (POs) for such amount during any contract year, Aratana shall charge RaQualia an amount equal to the difference between (a) the amount RaQualia would have paid Aratana during the prior calendar year had the minimum amount of API been purchased, and (b) the amount of API actually purchased during the prior calendar year multiplied by the cost of such API.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Article 3

Quality Control

3.1	Compliance. Aratana represents and warrants that the API supplied to RaQualia pursuant to Section 2.1 hereof shall be manufactured, stored and supplied by Aratana in accordance with applicable cGMPs and shall meet Specifications. In the event Aratana is in breach of a representation or warranty set forth in this Section 3.1, then, as RaQualia’s sole and exclusive remedy, Aratana will, at its option, either: (a) replace, free of charge, the API subject to the breach, or (b) provide a refund to RaQualia for the non-conforming API.

3.2	Changes to Specifications. Any change to Specifications shall require each Party’s mutual agreement, to be negotiated in good faith between the Parties. The Parties will report any change as required by the FDA and/or any applicable Governmental Authority. Aratana shall have at least [***] months from date of the Parties’ agreement to implement such changes to the Specifications. If any such change will result in an increase or decrease in the manufacturing costs, timing, or requirements of the API, the Parties shall negotiate in good faith and agree upon corresponding adjustments this Agreement.

3.3	Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 3, ARATANA GIVES NO WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE API OR THE MANUFACTURE THEREOF. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS, ARE EXPRESSLY DISCLAIMED.

3.4	Limitation of Liability. Except for breach of Article 5 or arising out of a Party’s indemnification obligations, in no event will either Party be liable to the other Party or any third party for any consequential, indirect, punitive, exemplary, special or incidental damages, including any lost data and lost profits, arising from or relating to this Agreement or the API. Aratana’s total cumulative liability arising out of or relating to this Agreement and the API whether in contract or tort or otherwise, will not exceed the total amount of fees paid by RaQualia under this Agreement during the [***] months preceding the event giving rise to the claim.

Article 4

Purchase Price/Payment

4.1	Purchase Price and Payment. The purchase price per kilogram of the API as set forth in Section 2.1 does not include sales, use, consumption, or excise tax of any taxing authority. The amount of such taxes, if any, will be added to the price in effect at the time of purchase and shall be reflected in the invoices submitted to RaQualia pursuant to this Agreement. All amounts are in U.S. dollars.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2	Forecast. On a basis, RaQualia will provide to Aratana a non-binding months forecast of expected purchase of the API. The forecast will be used by Aratana for planning purposes only.

4.3	Purchase Order. In the event RaQualia desires to purchase the API, RaQualia shall issue a binding PO to Aratana at least [X] days prior to the requested delivery date of the API. The PO shall specify, at a minimum, the quantity of API, the price for the API (as set forth in Section 2.1), the requested delivery date, and the destination of delivery. Aratana shall inform RaQualia about its acceptance or rejection of any PO in writing within [***] business days of receipt of the PO. Cancellation of an accepted PO by RaQualia more than [X] days prior to delivery will be subject to a cancellation fee of [X]%. Accepted POs may not be cancelled by RaQualia less than [X] days prior to delivery.

4.4	Shipment, Title, and Delivery. Aratana will use commercially reasonable efforts to meet the requested delivery dates that are no earlier than the lead times. All sales of the API are made F.O.B. (as defined in U.C.C. § 2-319) the place of manufacture, notwithstanding any prepayment of freight by RaQualia. RaQualia will be responsible for and reimburse Aratana for all shipping costs incurred by Aratana. At the time the API is delivered to RaQualia or an agent of RaQualia, including common carrier, title and risk of loss of the API shall pass to RaQualia, and Aratana and its contracted supplier (e.g., CML) will not be responsible for any subsequent delay in transportation or non-delivery of the API. RaQualia shall provide whatever insurance against loss or damage it considers necessary once the API leaves the place of manufacture. All API shall be deemed to be irrevocably accepted unless rejected in writing by RaQualia within [***] days of delivery.

4.5	Payment Terms. Upon delivery of the API, Aratana shall provide RaQualia with an invoice for payment of the API. All amounts set forth in the invoice shall be paid by RaQualia net [***] days after receipt. In the event RaQualia fails to make any payments when due under this Agreement, RaQualia may be charged a late fee on any amount that is not paid when due at a rate of [***] percent [***] per month or the maximum rate allowed by applicable law, whichever is lower, from the due date until paid. In the event of any late payment by RaQualia, Aratana may decline to make further sales of the API until all amounts due and late fees are paid in full without in any way affecting its rights under this Agreement.

Article 5

Confidentiality

During the terms of this Agreement and for a period of [***] years following the termination or expiration of this Agreement, each Party shall hold in confidence and use only in furtherance of its rights and obligations under this Agreement all Confidential Information that it acquires from the other Party pursuant to this Agreement, unless (a) the Disclosing Party consents to the Receiving Party’s disclosure or use, or (b) disclosure of the Disclosing Party’s Confidential Information by the Receiving Party is required by order of any Governmental Authority, in which event the Receiving Party will notify the Disclosing Party of that order as soon as practicable, shall use reasonable efforts (at the Disclosing Party’s expense) to obtain a protective

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order covering the Confidential Information and shall disclose only such Confidential Information that its legal counsel determines is legally required. Each Party shall make Confidential Information that it acquires from the other Party pursuant to this Agreement available only to those of its affiliates, directors, officers, employees, consultants, advisors or representatives who need to have access thereto for the purposes of this Agreement and who are bound by an obligation of confidentiality consistent with the provisions herein.

Article 6

Indemnification

6.1	By Aratana. Aratana will defend, indemnify, and hold RaQualia, its Affiliates, and their directors, officers, employees, and agents harmless from and against any and all claims, losses, liabilities, damages, costs, and expenses (including attorneys’ fees, expert witness fees, and court costs) directly or indirectly arising from or relating to: (i) any product liability claims based solely on the manufacture of the API; or (ii) any negligence, willful misconduct, or violation of Applicable Laws by Aratana or its directors, officers, employees, or agents in the performance of this Agreement or in connection with manufacture of the API.

6.2	By RaQualia. RaQualia will defend, indemnify, and hold Aratana, Aratana’s Affiliates, and their directors, officers, employees, and agents harmless from and against any and all claims, losses, liabilities, damages, costs, and expenses (including attorneys’ fees, expert witness fees, and court costs) directly or indirectly arising from or relating to: (i) any claims based on the marketing, promotion, sale, distribution, or use of any API, or products incorporating the API, by RaQualia or its distributors, or licensees; or (ii) any negligence, willful misconduct, or violation of Applicable Laws by RaQualia or its directors, officers, employees, or agents in the performance of this Agreement.

6.3	Indemnity Conditions. A Party’s obligation to indemnify as provided in this Agreement is conditioned upon the indemnified Party promptly notifying the indemnifying Party in writing within a reasonable period of time of any and all claims for which the indemnified Party is entitled to indemnification, giving the indemnifying Party sole control of the defense thereof and any related settlement negotiations, and indemnified Party cooperating and, at indemnifying Party’s request and expense, assisting in such defense. The indemnified Party may participate in the defense of the claim at its own expense with counsel of its own choosing. The indemnifying Party may not settle any such claim without the indemnified Party’s prior written consent.

Article 7

Effective Date, Term and Termination

7.1	Term. This Agreement shall commence on the Effective Date and shall continue in full force and effect for an initial term of [[***]] years. Thereafter, this Agreement will automatically renew for additional [***] year terms unless the Agreement is terminated in writing by either Party within [***] months of the end of the then current term.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2	Termination by Aratana for Material Breach. Aratana may terminate this Agreement for a material breach by RaQualia if RaQualia fails to cure any such breach within [***] days (or within [***] days in the event of failure to pay any amounts owed by RaQualia hereunder) after receipt of written notice from Aratana or any of its Affiliates, specifying such breach.

7.3	Termination by RaQualia for Material Breach. RaQualia may terminate this Agreement for a material breach of this Agreement by Aratana if Aratana fails to cure any such breach within [***] days after receipt of written notice from RaQualia specifying such breach.

7.4	Termination for Cause. This Agreement may further be terminated for cause at any time prior to its expiration for the following reasons: (a) by either Party, if a petition in bankruptcy with respect to the other Party is filed or if such other Party is liquidated or if a trustee is appointed, provided that in an involuntary bankruptcy proceeding, such right of termination shall only become effective if the proceeding is not dismissed within [***] days of the filing; or (b) by either Party, upon a termination or expiration of the License Agreement.

7.5	Termination for FDA Governmental Action. If any FDA governmental action occurs which prevents RaQualia from importing, purchasing or selling the API or that has the effect of making Aratana’s manufacture and RaQualia sale of products incorporating the API unlawful (“FDA Governmental Action”), then Aratana and RaQualia will work together to establish a plan of action for handling the particular FDA Governmental Action. If the Parties are unable to agree on such a plan of action, then either Party may terminate this Agreement upon reasonable written notice to the other Party, not less than [***] days.

7.6	Termination due to Change in Control. Either Party may terminate this Agreement with [***] months prior written notice to the other Party, if a controlling interest in Aratana or all or substantially all of the business or assets of Aratana is acquired by any third party, whether through merger, sale of assets, sale of stock or otherwise, or the RQ-0000007 Technology is sublicensed to a third party.

7.7	Survival. Upon termination or expiration of this Agreement, Sections 3.3, 3.4, Articles 1, 5, 6, 7, and 8 will survive. For avoidance of doubt, the Parties agree that the termination of this Agreement will not have any effect on the effectiveness of the Development Agreement, unless otherwise provided in the Development Agreement and/or this Agreement.

Article 8

General

8.1

Notice. Any notice, approval, authorization, consent, or other communication required or permitted to be delivered to either Party under this Agreement must be in writing and will be deemed properly delivered, given, and received (i) when delivered by hand, or (ii) three (3) business days after delivery by international courier or express delivery

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service (return receipt requested). All notices shall be sent to address set forth below (or to such other address as may be designated by a Party by giving written notice to the other party pursuant to this Section 8.1):

If to RaQualia to: RaQualia Pharma, Inc. 5-2 Taketoyo, Aichi 470-2341 Japan Attention: President Phone No.: 89 904 790 3811	If to Aratana, to: Aratana Therapeutics Inc. 1901 Olathe Boulevard Kansas City, KS 66103 USA Attention: President & COO Phone No.: 913-951-2132

8.2	Governing Law; Arbitration. This Agreement will be construed in accordance with and governed in all respects by the laws of the State of New York, USA. Any dispute, controversy or claim arising out of or in connection with this Agreement, or breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the commercial arbitration rules of the International Chamber of Commerce (“ICC”). The arbitral tribunal shall be composed of three arbitrators, one to be appointed by Aratana and one to be appointed by RaQualia and the chairman to be appointed by the two arbitrators. If the two aforementioned Parties have not appointed their arbitrators within [***] weeks from the request of the other Party, or the [***] have not agreed on the chairman within three weeks after their appointment, the ICC shall appoint the arbitrator or the chairman, as the case may be. In the event arbitration is requested by RaQualia, the place of arbitration shall be [***]; in the event arbitration is requested by Aratana, the place of arbitration shall be [***]. The arbitration proceedings will be conducted in English. The results of the arbitration procedure will be considered Confidential Information of the Parties. Any arbitration decision rendered will be final and binding, and judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding this Section, neither Party will be required to arbitrate any dispute or controversy relating to any actual or threatened unauthorized use or disclosure of its intellectual property or confidential information.

8.3	Assignment. Neither Party may assign or transfer this Agreement or any of its rights hereunder without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may assign this entire Agreement or any of its rights hereunder, upon notice to the other Party but without such other Party’s consent, (i) to any of the assigning Party’s Affiliates; and (ii) to a third party in connection with a merger, change in control, or sale of all or substantially all of the assets or business of the assigning Party pertaining to this Agreement. This Agreement will be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

8.4	Waiver. All waivers must be in writing and signed by an authorized representative of the Party to be charged. Any waiver or failure to enforce any provision of this Agreement on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion.

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8.5	Severability. If any provision of this Agreement is unenforceable, such provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions will continue in full force and effect.

8.6	Independent Contractors. This Agreement is not intended to establish any partnership, joint venture, employment, or other relationship between the Parties except that of independent contractors.

8.7	Construction. The section headings in this Agreement are for convenience of reference only, will not be deemed to be a part of this Agreement, and will not be referred to in connection with the construction or interpretation of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.” All references in this Agreement to “Sections” are intended to refer to Sections of this Agreement.

8.8	Counterparts. This Agreement may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement.

8.9	English Language. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, an all written, electronic, or other communications between the parties regarding this Agreement shall be in the English language

8.10	Entire Agreement. This Agreement sets forth the entire understanding of the Parties relating to the subject matter hereof and supersedes all prior agreements and understandings between the Parties relating to the subject matter hereof. This Agreement may not be amended, modified, altered, or supplemented other than by means of a written instrument duly executed and delivered on behalf of both Parties.

RaQualia Pharma, Inc.	Aratana Therapeutics, Inc.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

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